                                                                  Exhibit 10.5.3



                              AMENDMENT NO. 2 TO

                             MANAGEMENT AGREEMENT

                                    Between

                           TELECORP MANAGEMENT CORP.

                                      and

                              TELECORP PCS, INC.

                         Dated as of October 18, 1999

                              AMENDMENT NO. 2 TO
                              ------------------
                             MANAGEMENT AGREEMENT
                             --------------------

     This Amendment No. 2 to Management Agreement (the "Amendment") is entered into as of October 18, 1999 by and between TELECORP MANAGEMENT CORP., a Delaware corporation ("Manager"), and TELECORP PCS, INC., a Delaware corporation (the "Company"), and is effective only upon the IPO Date.

                                  WITNESSETH:

     WHEREAS, the Company and Manager entered into that certain Management Agreement dated as of July 17, 1998, which was amended on May 25, 1999 by Amendment No. 1 to Management Agreement (as amended, the "Management Agreement");

     WHEREAS, the Company and Manager wish to amend the Management Agreement in order to remove certain repurchase provisions;

     NOW, THEREFORE, for and in consideration of the premises, the covenants and agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are acknowledged by the execution and delivery hereof, the parties agree as follows:

          Amendment 1.  Sections 7(a) and 7(b) of the Management Agreement are
          -----------
     hereby amended and restated in their entirety as follows:

          "Section 7.  Vesting and Repurchase of Restricted Shares, Etc.
                       -------------------------------------------------

          (a)  General. Each of Vento and Sullivan hereby agrees that the Shares
               -------
     shall be subject to the vesting schedules set forth on Schedule B, and are subject to repurchase by the Company at a repurchase price of $.01 per share in accordance with the terms of this Section 7. As used in this
     Section 7, the following terms have the following meanings:

                 (i) "Extraordinary Event Shares" means a number of Shares equal to 466,392 shares of Class A Voting Common Stock.

                 (ii) "Restricted Holder" means each of Vento and Sullivan.

          (b)  Repurchase of Shares Upon Termination. Following the termination
               -------------------------------------
of this Agreement for any reason, each Restricted Holder shall sell to the Company, and the Company shall purchase from each Restricted Holder: (x) first, such Restricted Holder's Shares that have not theretofore vested pursuant to Schedule B and (y) second, the number of shares of Series E Preferred Stock and Class A Common Stock subject to repurchase pursuant to Sections 5(f) and 6(e). The Shares repurchased pursuant to this Section 7(b) are sometimes referred to, collectively, as the "Repurchased Shares."

          Amendment 2. Schedule A to the Management Agreement is hereby amended
          -----------
     and restated in its entirety as attached hereto.

          Amendment 3. Schedule B to the Management Agreement is hereby amended
          -----------
     and restated in its entirety as attached hereto.

     All other terms and conditions of the Management Agreement shall remain in full force and effect.

     Capitalized terms used herein, but not otherwise defined herein, shall have the meaning set forth in the Management Agreement.

     IN WITNESS WHEREOF, the parties have set their hands effective as of the date first written above.

                              COMPANY:

                              TELECORP PCS, INC.


                              By: /s/ Thomas H. Sullivan
                                 ----------------------------------
                                 Name:  Thomas H. Sullivan
                                 Title: Executive Vice President and Chief
                                        Financial Officer

                              MANAGER:

                              TELECORP MANAGEMENT CORP.


                              By: /s/ Thomas H. Sullivan
                                 ----------------------------------
                                 Name:  Thomas H. Sullivan
                                 Title: President

In order to induce the Company to execute and deliver the foregoing Amendment No. 2 to Management Agreement, by their execution in the spaces provided below each of the undersigned hereby agrees to be bound by the provisions of Amendments 1, 2 and 3 of this Amendment.

/s/ Gerald T. Vento
- --------------------------
Gerald Vento

/s/ Thomas H. Sullivan
- --------------------------
Thomas Sullivan

                                  SCHEDULE A
                                  ----------

                            Domestic Market Closing
                            -----------------------


- ----------------------------------------------------------------------------------------------------------
                     Series E Preferred      Class A Common        Class C Common      Voting Preference
- ----------------------------------------------------------------------------------------------------------
Gerald Vento         8,729.40                1,077,982             33,983              500
- ----------------------------------------------------------------------------------------------------------
Thomas Sullivan      5,426.38                  670,097             21,125              500
- ----------------------------------------------------------------------------------------------------------

                          Puerto Rico Market Closing
                          --------------------------

- ----------------------------------------------------------------------------------------------------------
                     Series E Preferred      Class A Common        Class C Common      Voting Preference
- ----------------------------------------------------------------------------------------------------------
Gerald Vento         2,505.73                326,075               N/A                 N/A
- ----------------------------------------------------------------------------------------------------------
Thomas Sullivan      1,557.62                202,695               N/A                 N/A
- ----------------------------------------------------------------------------------------------------------

                                  SCHEDULE B
                                  ----------

                               Vesting Schedule
                               ----------------

Vesting of Vento's and Sullivan's Non-Extraordinary Event Shares (in aggregate,
- -------------------------------------------------------------------------------
1,865,565 shares of Class A Common Stock and 18,219.13 shares of Series E
- -------------------------------------------------------------------------
Preferred Stock).
- -----------------

     Vento's and Sullivan's non-Extraordinary Event Shares shall vest on the Effective Date, the completion of the Minimum Build-Out Plan for each of the Domestic and Puerto Rico markets and on the specified anniversaries of the Effective Date as follows:

     Vesting Date                                           Percent of Shares
     ------------                                           -----------------
     Effective Date (July 17, 1998)                         20%

     Second Anniversary (July 17, 2000)                     15%

     Third Anniversary (July 17, 2001)                      15%

     Fourth Anniversary (July 17, 2002)                     15%

     Fifth Anniversary (July 17, 2003)                      15%

     Completion of Year I and Year 2 of                     10% of  the Shares issued at the
     Minimum Build-Out Plan of the Domestic Market          Domestic Market Closing

     Completion of Year 3 of Minimum                        10% of the Shares issued at the
     Build-Out Plan of the Domestic Market                  Domestic Market Closing
     plus aggregate POP coverage of 60% of total POPs
     in the Domestic Market (based on 1995 POPs,
     as defined in the Stockholder's Agreement)

     Completion of Year I and Year 2 of                     10% of the Shares issued at the
     Minimum Build-Out Plan of the Puerto Rico              Puerto Rico Market Closing
     Market

     Completion of Year 3 of Minimum                        10% of the Shares issued at the
     Build-Out Plan of the Puerto Rico Market               Puerto Rico Market Closing
     plus aggregate POP coverage of 60% of total POPs
     in the Puerto Rico Market (based on 1995 POPs,
     as defined in the Stockholder's Agreement)

     Total                                                  100%

Accelerated Vesting of Vento's and Sullivan's Non-Extraordinary Event Shares.
- -----------------------------------------------------------------------------

     In the event of a termination of the Management Agreement by Manager pursuant to Section 5(b)(iii)(A), (B) or (C) or a termination by the Company pursuant to Section 5(b)(ii)(B), (C) or (D), in addition to any of Vento's and Sullivan's Shares that shall have theretofore vested in accordance with the above "Vesting of Vento's and Sullivan's Non-Extraordinary Event Shares" schedule, a number of each of Vento's and Sullivan's unvested non-Extraordinary Event Shares determined as set forth below shall immediately vest (and shall not be subject to repurchase by the Company):

     (a) in the event that the date of termination is no more than six months after the Effective Date or no more than six months after the most recent Anniversary Date, a pro rata portion (based upon the actual number of days since the Effective Date or the Anniversary Date) of the number of shares (if any) that would have vested on the immediately following Anniversary Date; and

     (b) in the event that the date of termination is more than six months after the Effective Date or more than six months after the most recent Anniversary Date, all of the shares (if any) that would have vested on the immediately following Anniversary Date.

Vesting of Vento's and Sullivan's Extraordinary Event Shares.
- -------------------------------------------------------------

     Vento's and Sullivan's Extraordinary Event Shares shall vest as follows:

     Vesting Date                                   Percent of Shares
     ------------                                   -----------------

     *[IPO Date]                                    50%

     [First Anniversary of IPO Date]                16-2/3%

     [Second Anniversary of IPO DATE]               16-2/3%

     [Third Anniversary of IPO DATE]                16-2/3%
                                                    -------

     Total                                          100.00


     * Actual date to be inserted when established